UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2018

ALLISON TRANSMISSION HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35456	26-0414014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Allison Way, Indianapolis, Indiana		46222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (317) 242-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On July 30, 2018, Allison Transmission Holdings, Inc. (“Allison”) published an earnings release reporting its financial results for the three months ended June 30, 2018. A copy of the earnings release is attached as Exhibit 99.1 hereto. Following the publication of the earnings release, Allison will host an earnings call on July 31, 2018 at 8:00 a.m. ET on which its financial results for the three months ended June 30, 2018 will be discussed. The investor presentation materials that will be used for the call are attached as

Exhibit 99.2 hereto.

On July 30, 2018, Allison posted the materials attached as Exhibits 99.1 and 99.2 on its web site (www.allisontransmission.com).

As discussed on page 2 of Exhibit 99.2, the investor presentation contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in Allison’s other Securities and Exchange Commission filings, including that actual events or results may differ materially from those in the forward-looking statements.

Item 8.01	Other Events.

On July 30, 2018, Allison announced that its Board of Directors had approved a new authorization under the Company’s previously announced stock repurchase program for the repurchase of up to an additional $500 million of the Company’s outstanding common stock, bringing the total amount authorized under the program to $2,000 million, and had removed the termination date of the program.

Repurchases under the program may be made in the open market, in privately negotiated transactions or otherwise, with the amount and timing of repurchases depending on market conditions and corporate needs. Open market repurchases will be structured to occur within the pricing and volume requirements of Rule 10b-18. Allison may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases of its shares under this authorization. This stock repurchase program does not obligate Allison to acquire any particular amount of its common stock and the program may be modified, suspended or discontinued at any time at Allison’s discretion.

The information included in Items 2.01 and 8.01 of this current report (including the exhibits hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Earnings release dated July 30, 2018.

99.2	Investor presentation materials dated July 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allison Transmission Holdings, Inc.
Date: July 30, 2018
	By:	/s/ Eric C. Scroggins
	Name:	Eric C. Scroggins
	Title:	Vice President, General Counsel and Secretary